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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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     (as permitted by Rule 14a-6(e)(2))
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[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12


                            NORTHWEST BANCORP, INC.
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                (Name of Registrant as Specified In Its Charter)

                                      N/A
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

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[NORTHWEST BANCORP, INC. LOGO]

301 SECOND AVENUE - P.O. BOX 128 - WARREN, PENNSYLVANIA - 16365 - (814) 726-2140
FAX: (814)728-7716


November 11, 2003


Dear Fellow Stockholder:

We recently sent you proxy materials relating to the 2003 Annual Meeting of Stockholders of Northwest Bancorp, Inc., to be held November 19, 2003. The proxy statement inadvertently omitted certain information relating to the grant of stock options to certain of our executive officers during our 2003 fiscal year. Enclosed please find that information. In addition, we have enclosed the table that describes stock options held by certain of our executive officers at our fiscal year end.

We regret any inconvenience this may have caused you in your review of our proxy materials. Please contact our Shareholder Relations Department at (814) 728-7263 if you have any questions. Thank you for your attention to this matter.

Sincerely,

/s/ William J. Wagner
--------------------------------------
William J. Wagner
Chairman of the Board,
President and Chief Executive Officer

   Set forth in the table that follows is information relating to options granted under the Northwest Bancorp, Inc. 2000 Stock Option Plan during the fiscal year ended June 30, 2003 to our President and Chief Executive Officer and to the other four most highly compensated executive officers of Northwest Bancorp, Inc. and Northwest Savings Bank for the fiscal year ended June 30, 2003.


                                              OPTION GRANTS IN LAST FISCAL YEAR
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                                                    Individual Grants
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                                                              Percent of Total
                                                              Options Granted    Exercise or
                                                Options       to Employees in    Base Price     Expiration     Grant Date Present
Name                                            Granted       Fiscal 2003        ($)(1)         Date           Value ($)(2)
----                                            -------       ----------------   -----------    ----------     ------------------
William J. Wagner
President and Chief Executive Officer           11,000        6.75              13.30           8/21/12        41,360

Gregory C. LaRocca
Executive Vice President,
Administration and Corporate Secretary          5,100         3.13              13.30           8/21/12        19,176

Raymond R. Parry
Executive Vice President-Lending                5,100         3.13              13.30           8/21/12        19,176

Robert A. Ordiway
Executive Vice President-Retail Delivery        5,100         3.13              13.30           8/21/12        19,176

James E. Vecellio
Senior Vice President-Information Systems       2,550         1.56              13.30           8/21/12        9,588
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

(1) The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award.

(2) Based on a grant date present value of $3.76 per share derived using the Black-Scholes option pricing model with the following assumptions: volatility of 25%; risk free rate of return of 4.50%; dividend yield of 2.00%; and a seven-year option life.

    Set forth in the table that follows is certain information concerning exercised and unexercisable options held on June 30, 2003 by our President and Chief Executive Officer and by the other four most highly compensated executive officers of Northwest Bancorp, Inc. and Northwest Savings Bank for the fiscal year ended June 30, 2003.

                                                                            Number of Unexercised        Value of Unexercised
                                           Shares                           Options at                   In-The-Money Options at
                                           Acquired           Value         Fiscal Year-End              Fiscal Year-End (1)
Name                                       Upon Exercise      Realized      Exercisable/Unexercisable    Exercisable/Unexercisable
----                                       -------------      --------      -------------------------    -------------------------
William J. Wagner
President and Chief Executive Officer         _                  _             85,640/13,960                $839,902/ $56,256

Gregory C. LaRocca
Executive Vice President,
Administration and Corporate Secretary        _                  _              27,740/6,660                $267,408/ $27,255

Raymond R. Parry
Executive Vice President-Lending              _                  _              38,740/6,660                $379,113/ $27,255

Robert A. Ordiway
Executive Vice President-Retail Delivery      _                  _              30,740/6,660                $297,873/ $27,255

James E. Vecellio
Senior Vice President-Information Systems     _                  _              40,230/4,620                $398,031/ $21,690
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

(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 2003, at which date the last sale of the Common Stock as quoted on the Nasdaq National Market was at $16.03 per share.